Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, we the undersigned Chief Executive Officer and Chief Financial Officer, respectively of Communications Systems, Inc. (the “Company”) hereby certify:

(1) That the accompanying Annual Report of the Company on Form 10-K for the period ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Roger H.D. Lacey
Roger H.D. Lacey
Date: March 17, 2020	Chief Executive Officer

/s/ Mark D. Fandrich
Mark D. Fandrich
Date: March 17, 2020	Group Business President and Chief Financial Officer

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